DEBT
                                                              STRATEGIES
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                          STRATEGIC
                                                   Performance

                                                              Semi-Annual Report
                                                              August 31, 1999

                           DEBT STRATEGIES FUND, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                     Debt Strategies Fund, Inc., August 31, 1999

DEAR SHAREHOLDER

For the six-month period ended August 31, 1999, Debt Strategies Fund, Inc.'s total investment return was +1.01%, based on a change in per share net asset value from $8.20 to $7.84, and assuming reinvestment of $0.423 per share income dividends. During the same six-month period, the net annualized yield of the Fund's Common Stock was 10.86%. Since inception (May 30, 1997) through August 31, 1999, the total investment return on the Fund's Common Stock was - 2.22%, based on a change in per share net asset value from $10.00 to $7.84, and assuming reinvestment of $1.985 per share income dividends. At the end of the August period, the Fund was 27.7% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Investment Approach

The Fund's performance reflects the ongoing difficulties experienced since 1998 in the markets in which the Fund invests. We would like to remind shareholders that Debt Strategies Fund, Inc. is a diversified, closed-end Fund that seeks to provide current income by investing primarily in a diversified portfolio of debt securities, including leveraged bank loans and high-yield bonds that are rated in the lower rating categories of the established rating services, or unrated obligations of comparable quality. The leveraged bank loans in which the Fund invests are often senior secured obligations that offer investors greater principal protection than unsecured bonds. In addition, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income bonds. The high-yield bonds in which the Fund invests are often unsecured debt securities with a fixed rate of interest.

Market Review

Late in the summer of 1998, the high-yield bond market was pressured by disruptions in the equity and emerging markets, which resulted in a marked decrease in liquidity and, in turn, a decrease in prices in all three markets virtually across the board. These events negatively impacted the leveraged bank loan market as well.

After a brief period in early 1999 when the high-yield bond and bank loan markets had begun to stabilize, a combination of rising interest rates and widening credit spreads (that is, the spread over a risk-free investment that an investor requires to invest in high-yield bonds or leveraged loans) pushed the price of existing high-yield bond issues and bank loans (which were issued at narrower spreads) down. In addition, certain sectors experienced extreme difficulties.

During the latter half of the six-month period ended August 31, 1999, the interest rate environment dominated the US capital markets. Investors were concerned that the ongoing strength in the economy would prompt the Federal Reserve Board into a round of increasing of the Federal Funds rate. At the end of June, there was relief when the Federal Reserve Board only raised interest rates by 25 basis points (0.25%). However, there were continued signs of strength in the economy, and the Federal Reserve Board raised short-term interest rates another 0.25% on August 24, 1999. During the six-month period ended August 31, 1999, the bellwether ten-year Treasury yield increased 0.68% to 5.97%, while credit spreads in both the high-yield bond and bank loan markets increased throughout the period to near historic highs.

During the same period, a number of cyclical industries including paper, steel, and energy began to show signs of improvement. However, certain sectors such as healthcare and mining continued to experience difficulties, resulting in credit deterioration and principal losses (realized and unrealized) for some of the Fund's holdings. The healthcare situation is particularly problematic in the long-term care sector (for example, nursing homes) as a result of Federal legislation that effectively cut Medicaid/Medicare reimbursement payments to these service providers by as much as 40%. The mining industry is suffering through cyclical troughs in a number of commodities.

This difficult market environment resulted in high-yield market outflows rather consistently since July, which, in turn, dampened investor interest in new issues. Despite a strong US economy, a rebound in the equity markets and default rates at near historic averages, the high-yield bond sector (as measured by the unmanaged Donaldson, Lufkin and Jenrette High Yield Index) generated a total return for the six-month period ended August 31, 1999 of +1.31%. Bank loans (as measured by the unmanaged Donaldson, Lufkin and Jenrette Leveraged Loan Index) fared better, given the floating rate nature of the asset class, and generated a total return of +3.86% for the same period. There is a growing correlation between the leveraged loan market and the high-yield bond market.

Correlation Between Markets

This correlation can be explained by the fact that high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans.

In fact, an analysis by Donaldson, Lufkin and Jenrette suggests that the correlation is approximately 25% and that over time the loan market has produced 80% of the return of the high-yield bond market with only 30% of the volatility. That same study suggests that the leveraged loan market has virtually no correlation to any other major asset class (equities, investment-grade corporate bonds, government securities or emerging market bonds), thus providing investors with an attractive investment diversification alternative.

The "Risk/Reward of Various Assets" graph that appears on page 5 of this report to shareholders plots the annualized return and volatility experienced by several asset classes averaged over the last seven years, eight months. Asset classes resting on the line experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the capital markets line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans and high-yield bonds are the only asset classes to fall above the line, which illustrates that, compared to other asset classes, the bank loan and high-yield markets provide superior risk/reward characteristics. For these reasons, we are optimistic about the Fund's investment potential.

Investment Strategy

Throughout the six months ended August 31, 1999, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. It is these characteristics that we believe provide optimal downside protection to the Fund's net asset value.

During the six months ended August 31, 1999, we focused on the new-issue market. These new issues were clearing the market at spreads higher than those required by investors earlier in the year. The new-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors became more demanding. We continuously monitor our positions and manage the Fund's composition to reflect our views on industries and specific issuers.

At August 31, 1999, 58% of the Fund's assets were allocated to bonds and 42% to bank loans. This position reflected our belief that bonds were very compelling given the very wide credit spreads. More than 97% of the Fund's bank loan holdings were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US


                                     2 & 3

                                     Debt Strategies Fund, Inc., August 31, 1999

dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the average interest rate reset across the bank loan portion of the Fund is about 45 days, the yield on that portion of the Fund will move within a two-month period of any change in the Federal Funds rate. The Fund's stated average maturity was approximately 6.7 years at August 31, 1999, but based on our experience, the Fund's holdings can be expected to have an actual average life of approximately 3 years - 4 years in response to the freely prepayable nature of the bank loans.

The Fund was approximately 28% leveraged as of August 31, 1999. While we have the ability to adjust leverage to react to market conditions, we believe the current level is appropriate given our strategy, and we expect leverage to remain at present levels.

The Fund's investments were spread across 180 issuers in 45 industries. See the "Portfolio Profile" section on page 22 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries at August 31, 1999.

While we expect that the Federal Reserve Board may increase short-term interest rates by another 0.25% before year-end, and we acknowledge that this may put pressure on high-yield bond prices over the next few months, we are optimistic about the Fund as we enter the year 2000. This is based on our expectations for a continuation of the strong economy in the United States with a relatively stable interest rate environment, a gradual improvement in the Asian economies and a gradual decline in credit spreads to a more normal range.

In Conclusion

As difficult as the months of July and August 1999 were for the high-yield bond and leveraged loan markets and the Fund, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This is what differentiates the Fund from a pure high-yield bond fund. This attribute continues to draw many new institutional buyers to the bank loan market. We believe that both the technical and fundamental aspects are improving in both the high-yield bond and bank loan sectors. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to seek to enhance total return potential over the coming months.

We thank you for your investment in Debt Strategies Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Richard C. Kilbride

Richard C. Kilbride
Vice President and
Co-Portfolio Manager


/s/ Gilles Marchand

Gilles Marchand
Vice President and
Co-Portfolio Manager


/s/ Paul Travers

Paul Travers
Vice President and
Co-Portfolio Manager

October 15, 1999


Risk /Reward of Various Assets
1992 - July 1999

A line graph depicting the annualized return and volatility for various assets from 1992 to July 1999.

                                   Volatility         Return
Broad Equity Market                 14.68%            19.94%
Emerging Market Bonds               20.61%            14.08%
High Yield Bonds                    5.78%             10.56%
Leveraged Loans                     1.92%             8.44%
U.S. Long-Term Treasury Bonds       9.17%             8.81%
Investment Grade Bonds              5.13%             7.73%
U.S. Intermediate Treasury Bonds    4.81%             6.25%
Mortgage Secs                       3.27%             6.85%
Money Market Secs                   .30%              4.46%
U.S. Inflation                      .56%              2.57%

Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, (C)1999 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes:
US 30-day Treasury bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S. LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment Grade Bonds); Donaldson, Lufkin & Jenrette HY Index (High Yield Bonds); Donaldson, Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds); and Standard & Poor's 500 Index (Broad Equity Market).


                                     4 & 5

                                     Debt Strategies Fund, Inc., August 31, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                          S&P    Moody's       Face                                                                         Value
INDUSTRIES              Rating   Rating       Amount            Corporate Debt Obligations                     Cost       (Note 1b)
====================================================================================================================================
Advertising--1.2%        B        B1     US$3,000,000   Outdoor Systems Inc., 8.875% due 6/15/2007       $  2,979,217  $  3,082,500
====================================================================================================================================
Agricultural Products--  B        B2        3,000,000   Sun World International, Inc., 11.25% due
1.3%                                                    4/15/2004                                           3,146,250     3,090,000
====================================================================================================================================
Amusement &                                             AMC Entertainment Inc.:
Recreational             B-       B3        2,000,000    9.50% due 3/15/2009                                2,082,500     1,720,000
Services--4.9%           B-       B3          850,000    9.50% due 2/01/2011                                  850,000       722,500
                         B        B1        1,051,829   AMF Group, Inc., Term, due 3/31/2002**              1,050,159       987,405
                         B        B2          475,000   Carmike Cinemas Inc., 9.375% due 2/01/2009            476,313       439,375
                         B+       B1          500,000   Intrawest Corp., 9.75% due 8/15/2008 (b)              515,000       485,000
                         NR*      NR*       5,000,000   Metro Goldwyn Mayer Co. (MGM), Term A, due
                                                        12/31/2005**                                        4,894,293     4,831,250
                         B        B2        3,350,000   Riddell Sports, Inc., 10.50% due 7/15/2007          3,393,875     2,830,750
                                                                                                         ------------  ------------
                                                                                                           13,262,140    12,016,280
====================================================================================================================================
Apparel--2.2%                                           ArenaBrands, Inc.**:
                         NR*      NR*       1,423,182    Term A, due 6/01/2002                              1,424,961     1,402,724
                         NR*      NR*       3,070,384    Term B, due 6/01/2002                              3,074,222     3,028,166
                         B-       B3        1,175,000   GFSI Inc., 9.625% due 3/01/2007                     1,198,500       938,531
                                                                                                         ------------  ------------
                                                                                                            5,697,683     5,369,421
====================================================================================================================================
Automotive               B-       Caa1        486,988   Breed Technologies Inc., Revolving Credit,
Equipment--5.2%                                         due 4/27/2004**                                       486,988       206,158
                         CCC+     B3        3,500,000   Cambridge Industries Inc., 10.25% due
                                                        7/15/2007                                           3,291,657     2,520,000
                         B        B2          500,000   Hayes Lemmerz International Inc., 8.25%
                                                        due 12/15/2008                                        500,000       465,000
                         B-       B3        1,850,000   Key Plastics, Inc., 10.25% due 3/15/2007            1,823,566     1,748,250
                         B-       B3        1,000,000   Newcor Inc., 9.875% due 3/01/2008                   1,000,000       895,000
                                                        Safelite Glass Corp.**:
                         BB       B2        2,061,429    Term B, due 12/23/2003                             2,057,969     2,051,121
                         BB       B2        2,061,429    Term C, due 12/23/2004                             2,057,884     2,051,121
                         B-       B3          950,000   Special Devices Inc., 11.375% due
                                                        12/15/2008                                            950,000       783,750
                                                        Venture Holdings Trust:
                         B        B2        1,800,000    9.50% due 7/01/2005                                1,803,000     1,674,000
                         B        B2          400,000    11% due 6/01/2007 (b)                                400,000       396,000
                                                                                                         ------------  ------------
                                                                                                           14,371,064    12,790,400
====================================================================================================================================
Broadcast--Radio &       B        B2        1,865,000   Ackerley Group Inc., 9% due 1/15/2009               1,917,825     1,827,700
Television--4.1%         B-       B3        1,000,000   Acme Television/Finance, 10.875% due
                                                        9/30/2004 (d)                                         891,786       825,000
                         CCC+     NR*       1,450,000   CD Radio Inc., 14.50% due 5/15/2009 (b)             1,450,000     1,466,312
                         B        B2        4,000,000   Capstar Broadcasting, 9.25% due 7/01/2007           3,986,585     4,040,000
                         NR*      Caa1      3,175,000   Radio Unica Corp., 14.384% due
                                                        8/01/2006 (d)                                       2,000,226     1,920,875
                                                                                                         ------------  ------------
                                                                                                           10,246,422    10,079,887
====================================================================================================================================
Building &               B-       B2          850,000   Webb (Del E.) Corp., 10.25% due 2/15/2010             836,686       799,000
Construction--0.3%
====================================================================================================================================
Building                 NR*      NR*       4,940,000   Dal-Tile International Inc., Term B, due
Materials--3.7%                                         12/31/2003**                                        4,922,310     4,855,610
                         B+       B1        3,707,143   Falcon Building Products, Inc., Term, due
                                                        6/30/2005**                                         3,695,463     3,682,427
                         NR*      NR*   (euro)511,292   Thyssen Schulte Bautechnik & Co., Term B,
                                                        due 12/02/2003**                                      547,930       534,036
                                                                                                         ------------  ------------
                                                                                                            9,165,703     9,072,073
====================================================================================================================================
Cable Television         B        B3     US$2,575,000   @ Entertainment Inc., 17.50% due
Services--5.2%                                          2/01/2009 (d)                                       1,046,507     1,535,344
                         B+       Ba3       2,000,000   Avalon Cable, Term B, due 10/31/2006**              1,986,088     2,010,000
                                                        CSC Holdings Inc.:
                         BB+      Ba2         500,000    7.25% due 7/15/2008                                  500,000       463,125
                         BB+      Ba2         650,000    7.625% due 7/15/2018                                 649,373       577,687
                                                        Charter Communications Holdings LLC (b):
                         B+       B2        1,400,000    8.625% due 4/01/2009                               1,395,855     1,312,500
                         B+       B2        1,280,000    9.922% due 4/01/2011 (d)                             821,339       768,000
                         B-       B3          475,000   Classic Cable Inc., 9.375% due
                                                        8/01/2009 (b)                                         475,000       460,750
                         B        B3        1,000,000   Coaxial Communications/Phoenix, 10% due
                                                        8/15/2006                                           1,052,500     1,000,000
                         CCC+     Caa1      1,000,000   Coaxial LLC, 11.864% due 8/15/2008 (d)                653,659       670,000
                         B+       B2        1,000,000   Globo Comunicacoes e Participacoes, Ltd.,
                                                        10.625% due 12/05/2008 (b)                          1,003,000       718,200
                         CCC+     B3          500,000   Park 'N View Inc., 13% due 5/15/2008                  470,266       151,250
                         NR*      B3          775,000   RCN Corp., 11% due 7/01/2008 (d)                      514,028       484,375
                         B-       B3        1,000,000   Rifkin Acquisition Partners LP, 11.125%
                                                        due 1/15/2006                                       1,108,750     1,105,000
                         D        Caa3      1,000,000  +Supercanal Holdings SA, 11.50% due
                                                        5/15/2005 (b)                                       1,000,000       510,000
                         B+       B1        1,650,000   TeleWest Communications PLC, 8.97% due
                                                        4/15/2009 (b)(d)                                    1,110,782     1,008,563
                                                                                                         ------------  ------------
                                                                                                           13,787,147    12,774,794
====================================================================================================================================
Chemicals--6.7%          BBB-     Baa3      2,000,000   Equistar Chemicals LP, 8.75% due
                                                        2/15/2009 (b)                                       1,994,557     1,965,004
                         B+       B2        6,000,000   Huntsman Corp., 8.873% due
                                                        7/01/2007 (b)(f)                                    6,000,000     5,460,000
                         NR*      Ba3       4,987,500   Lyondell Petrochemical Co., Term E, due
                                                        5/17/2006**                                         4,981,445     5,007,241
                         NR*      B2        4,900,000   Pioneer American Holding Corporation,
                                                        Term, due 12/05/2006**                              4,895,885     4,091,500
                                                                                                         ------------  ------------
                                                                                                           17,871,887    16,523,745
====================================================================================================================================
Consumer                 B+       B1        2,132,813   Hedstrom Corp., Term B, due 6/30/2005**             2,126,507     2,103,486
Products--1.4%           B        B3          675,000   Home Products International Inc., 9.625%
                                                        due 5/15/2008                                         675,000       594,000
                         B+       B2          870,000   Scotts Company, 8.625% due 1/15/2009 (b)              870,000       843,900
                                                                                                         ------------  ------------
                                                                                                            3,671,507     3,541,386
====================================================================================================================================
Drilling--2.9%           BB-      B1        3,000,000   Cliffs Drilling, 10.25% due 5/15/2003               3,255,000     2,932,500
                         BBB-     NR*       3,000,000   Falcon Drilling Co. Inc., 9.75% due
                                                        1/15/2001                                           3,172,500     2,906,250
                         B+       B1        1,450,000   Parker Drilling Co., 9.75% due 11/15/2006           1,252,531     1,388,375
                                                                                                         ------------  ------------
                                                                                                            7,680,031     7,227,125
====================================================================================================================================
Drug Stores--1.0%        B+       B1        2,462,500   Duane Reade Co., Term B, due 2/15/2005**            2,456,151     2,463,012
====================================================================================================================================
Electronics/Electrical   B        B2        1,881,000   Advanced Glassfiber Yarn, 9.875% due
Components--1.9%                                        1/15/2009                                           1,844,767     1,808,111
                         B        B2          939,000   BGF Industries Inc., 10.25% due 1/15/2009             920,899       840,405
                         B+       B3        1,000,000   High Voltage Engineering, 10.50% due
                                                        8/15/2004                                           1,000,000       930,000
                         B        B3        1,000,000   Intersil Corporation, 13.25% due
                                                        8/15/2009 (b)                                       1,000,000     1,015,000
                                                                                                         ------------  ------------
                                                                                                            4,765,666     4,593,516
====================================================================================================================================


                                     6 & 7

                                     Debt Strategies Fund, Inc., August 31, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                          S&P    Moody's       Face                                                                         Value
INDUSTRIES              Rating   Rating       Amount            Corporate Debt Obligations                     Cost       (Note 1b)
====================================================================================================================================
Energy--6.9%             B        B1     US$2,000,000   Belco Oil & Gas Corp., 8.875% due
                                                        9/15/2007                                        $  2,000,000  $  1,920,000
                         CCC-     Caa1      3,000,000   Belden & Blake Corp., 9.875% due 6/15/2007          3,000,000     2,040,000
                         CCC      Caa1        625,000   Continental Resources, 10.25% due
                                                        8/01/2008                                             625,000       471,875
                         B        B2        2,000,000   Cross Timbers Oil Company, 8.75% due
                                                        11/01/2009                                          2,000,000     1,920,000
                         NR*      Ca        2,000,000  +Forcenergy, Inc., 8.50% due 2/15/2007               1,978,215     1,640,000
                         B        B2        2,000,000   Forest Oil Corporation, 10.50% due
                                                        1/15/2006                                           1,977,588     2,060,000
                         BB-      Ba2       2,000,000   Gulf Canada Resources Ltd., 9.25% due
                                                        1/15/2004                                           2,105,000     2,004,420
                         B+       B1        1,000,000   Nuevo Energy Co., 9.50% due 6/01/2008 (b)             956,667       997,500
                         BB-      Ba3       4,000,000   Snyder Oil Corp., 8.75% due 6/15/2007               3,981,656     3,950,000
                                                                                                         ------------  ------------
                                                                                                           18,624,126    17,003,795
====================================================================================================================================
Environmental--0.7%      B+       B3        1,800,000   IT Group Inc., 11.25% due 4/01/2009 (b)             1,800,000     1,728,000
====================================================================================================================================
Financial                NR*      NR*       2,522,523   Blackstone, Term, due 11/30/2000**                  2,519,876     2,517,793
Services--4.0%           NR*      NR*         500,000   Investcorp SA, 7.54% due 10/21/2008                   500,000       500,000
                                                        RBF Finance Company:
                         BB-      Ba3         575,000    11% due 3/15/2006                                    575,000       603,750
                         BB-      Ba3         250,000    11.375% due 3/15/2009                                250,000       262,500
                                                        SKM--Libertyview Limited (b)(g):
                         NR*      Baa2      1,500,000    1A-C1, 8.71% due 4/10/2011                         1,500,000     1,363,845
                         NR*      Ba3       1,000,000    1A-D, 11.91% due 4/10/2011                           984,960       931,563
                         NR*      NR*       2,477,477   Wasserstein, Term, due 11/30/2000**                 2,474,878     2,472,832
                         B+       Ba3       1,425,000   Willis Corroon Corporation, 9% due
                                                        2/01/2009 (b)                                       1,425,000     1,325,250
                                                                                                         ------------  ------------
                                                                                                           10,229,714     9,977,533
====================================================================================================================================
Food & Kindred           B-       Caa1      4,000,000   Envirodyne Industries, 10.25% due
Products--7.1%                                          12/01/2001                                          4,030,000     3,240,000
                         NR*      NR*       2,500,000   GoldenState Foods, Term, due 5/01/2008**            2,463,874     2,454,688
                                                        Nebco Evans:
                         B+       B1        3,000,000    8.875% due 10/15/2006                              3,000,000     2,490,000
                         B-       B3        3,000,000    10.125% due 7/15/2007                              3,000,000     2,295,000
                         B        B2        2,000,000   SC International Services, Inc., 9.25%
                                                        due 9/01/2007                                       2,041,358     1,987,500
                                                        Specialty Foods, Inc.**:
                         NR*      NR*       1,832,299    Revolving Credit, due 1/31/2000                    1,832,299     1,828,863
                         NR*      NR*       3,143,287    Term A, due 1/31/2000                              3,147,216     3,137,394
                                                                                                         ------------  ------------
                                                                                                           19,514,747    17,433,445
====================================================================================================================================
Forest Products--2.9%    B        B2        3,000,000   Ainsworth Lumber Company, 12.50% due
                                                        7/15/2007 (c)                                       2,927,280     3,300,000
                         B+       B3          350,000   Millar Western Forest, 9.875% due
                                                        5/15/2008                                             350,000       333,375
                         BB+      Ba3       1,500,000   Tembec Finance Corporation, 9.875% due
                                                        9/30/2005                                           1,556,250     1,530,000
                         B        B3        3,000,000   Uniforet Inc., 11.125% due 10/15/2006               2,248,209     2,070,000
                                                                                                         ------------  ------------
                                                                                                            7,081,739     7,233,375
====================================================================================================================================
Furniture &              B-       B3        1,800,000   Formica Corp., 10.875% due 3/01/2009 (b)            1,800,000     1,694,250
Fixtures--0.7%
====================================================================================================================================
Gaming--3.9%             B-       B3          550,000   Argosy Gaming Co., 10.75% due
                                                        6/01/2009 (b)                                         550,000       562,375
                         B        B2          700,000   Hollywood Park Inc., 9.25% due
                                                        2/15/2007 (b)                                         700,000       675,500
                         B        B3        1,340,000   Isle of Capri Casinos, 8.75% due
                                                        4/15/2009 (b)                                       1,350,678     1,232,800
                         B        B2        3,500,000   Majestic Star Casino LLC, 10.875% due
                                                        7/01/2006 (b)                                       3,491,345     3,465,000
                         BB+      Ba2       1,500,000   Park Place Entertainment, 7.875% due
                                                        12/15/2005                                          1,500,000     1,425,000
                         B        B2        2,150,000   Peninsula Gaming LLC, 12.25% due
                                                        7/01/2006 (b)                                       2,216,048     2,209,125
                                                                                                         ------------  ------------
                                                                                                            9,808,071     9,569,800
====================================================================================================================================
Health Care              B+       Ba3       4,925,000   Integrated Health Services, Inc., Term C,
Providers--3.8%                                         due 12/31/2005**                                    4,949,625     4,145,210
                                                        Mariner Post**:
                         B+       Caa2      2,383,049    Term B, due 3/31/2005                              1,926,256     1,176,630
                         B+       Caa2      2,383,049    Term C, due 3/31/2006                              1,921,343     1,176,630
                         NR*      B1        1,635,307   MedPartners, Inc., Term B, due 6/08/2001**          1,631,477     1,556,268
                         NR*      B1        1,300,444   Paracelsus Healthcare Corp., Term A, due
                                                        3/31/2003**                                         1,295,343     1,235,422
                                                                                                         ------------  ------------
                                                                                                           11,724,044     9,290,160
====================================================================================================================================
Hotels--4.6%             B-       B2          500,000   Extended Stay America, 9.15% due 3/15/2008            478,434       475,000
                         BB       Ba2         800,000   HMH Properties, Inc., 8.45% due 12/01/2008            797,440       738,000
                         NR*      Ba1      10,000,000   Starwood Hotels and Resorts Worldwide,
                                                        Inc., Bridge, due 2/23/2003**                      10,000,000    10,002,080
                                                                                                         ------------  ------------
                                                                                                           11,275,874    11,215,080
====================================================================================================================================
Industrial--             B-       B3          500,000   American Plumbing & Mechanic Inc., 11.625%
Services--0.5%                                          due 10/15/2008 (b)                                    489,845       475,000
                         B        B2          850,000   Building One Services, 10.50% due
                                                        5/01/2009                                             831,207       790,500
                                                                                                         ------------  ------------
                                                                                                            1,321,052     1,265,500
====================================================================================================================================
Leasing & Rental         B        B3          500,000   National Equipment Services, 10% due
Services--2.6%                                          11/30/2004                                            490,139       500,000
                         B        B3          250,000   Neff Corp., 10.25% due 6/01/2008                      246,465       252,500
                         NR*      Ba1       4,991,667   Panavision Inc., Term B, due 3/31/2005**            4,985,900     4,767,042
                         B        B3        1,000,000   Universal Hospital Services, 10.25% due
                                                        3/01/2008                                             855,378       740,000
                                                                                                         ------------  ------------
                                                                                                            6,577,882     6,259,542
====================================================================================================================================
Manufacturing--1.5%      B+       B1        2,000,000   Bucyrus International, 9.75% due 9/15/2007          2,006,250     1,800,000
                         B-       B2        1,115,000   Fairfield Manufacturing Company Inc.,
                                                        9.625% due 10/15/2008                               1,115,000     1,057,856
                         B-       B3          725,000   Russell-Stanley Holdings Inc., 10.875%
                                                        due 2/15/2009 (b)                                     719,722       721,375
                                                                                                         ------------  ------------
                                                                                                            3,840,972     3,579,231
====================================================================================================================================
Medical                  CC       Caa1      3,000,000   GrahamField Health Products, Inc., 9.75%
Equipment--1.6%                                         due 8/15/2007 (b)                                   3,000,000     1,860,000
                         NR*      NR*       2,500,000   Wilson Great Batch, 13% due 7/10/2007               2,213,998     2,162,500
                                                                                                         ------------  ------------
                                                                                                            5,213,998     4,022,500
====================================================================================================================================
Metals & Mining--        NR*      B3        5,000,000   Acme Metals, Term, due 12/01/2005**                 3,639,477     4,018,750
7.9%                     CC       Ca        2,000,000  +Anker Coal Group, Inc., 9.75% due
                                                        10/01/2007                                          2,030,000       895,000
                         B        B1          550,000   Bayou Steel Corp., 9.50% due 5/15/2008                545,192       517,000
                         B        B2        5,000,000   GS Technologies Operating Co., 12% due
                                                        9/01/2004                                           5,425,000     4,112,500


                                     8 & 9

                                     Debt Strategies Fund, Inc., August 31, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                          S&P    Moody's       Face                                                                         Value
INDUSTRIES              Rating   Rating       Amount            Corporate Debt Obligations                     Cost       (Note 1b)
====================================================================================================================================
Metals & Mining                                         Ispat Inland LP**:
(concluded)              BB       Ba3    US$1,287,000    Term B, due 7/15/2005                           $  1,285,593  $  1,277,750
                         BB       Ba3       1,287,000    Term C, due 7/15/2006                              1,285,560     1,277,750
                         CCC+     Caa2      1,000,000   Metal Management Inc., 10% due 5/15/2008            1,000,000       760,000
                         B+       B2          550,000   Pen Holdings Inc., 9.875% due 6/15/2008               546,020       522,500
                         B+       B1        1,000,000   Russel Metals Inc., 10% due 6/01/2009               1,000,000     1,013,750
                         NR*      Ba3       4,978,992   UCAR Global Enterprises, Term B, due
                                                        12/31/2002**                                        4,941,862     4,991,439
                                                                                                         ------------  ------------
                                                                                                           21,698,704    19,386,439
====================================================================================================================================
Online Services--0.5%    B-       B3          675,000   PSINet Inc., 11% due 8/01/2009 (b)                    675,000       668,250
                         B-       B3          500,000   Verio Inc., 11.25% due 12/01/2008                     500,000       507,500
                                                                                                         ------------  ------------
                                                                                                            1,175,000     1,175,750
====================================================================================================================================
Packaging--0.2%          B        B1          400,000   Consumers Packaging Inc., 9.75% due
                                                        2/01/2007 (b)                                         400,000       372,000
====================================================================================================================================
Paging--0.2%             CCC+     B3          525,000   Metrocall Inc., 11% due 9/15/2008 (b)                 521,498       399,000
====================================================================================================================================
Paper--3.9%              B        B3          650,000   American Tissue Inc., 12.50% due
                                                        7/15/2006 (b)                                         628,401       619,125
                         B-       Caa1      5,000,000   Gaylord Container Corp., 9.75% due
                                                        6/15/2007                                           5,000,000     4,687,500
                         NR*      NR*       4,500,000   Repap New Brunswick, Inc., Term B, due
                                                        6/01/2004**                                         4,540,000     4,353,750
                                                                                                         ------------  ------------
                                                                                                           10,168,401     9,660,375
====================================================================================================================================
Petroleum                BB       Ba3       5,000,000   Clark Refining & Marketing Inc., Term,
Refineries--2.5%                                        due 11/15/2004**                                    4,937,907     4,750,000
                         B-       B3        2,000,000   United Refining Co., 10.75% due 6/15/2007           2,000,000     1,340,000
                                                                                                         ------------  ------------
                                                                                                            6,937,907     6,090,000
====================================================================================================================================
Printing &                                              Big Flower Press Holdings:
Publishing--2.5%         B+       B2        2,000,000    8.875% due 7/01/2007                               1,986,049     1,922,500
                         B+       B2          850,000    8.625% due 12/01/2008                                850,000       800,062
                         B+       B1          475,000   Mail-Well I Corp., 8.75% due 12/15/2008               475,000       456,000
                         B        B3          475,000   Premier Graphics Inc., 11.50% due
                                                        12/01/2005                                            475,000       432,250
                         B-       B3          575,000   Regional Independent Media, 10.50% due
                                                        7/01/2008                                             575,000       573,563
                         B-       B3        1,500,000   T/SF Communications Corp., 10.375% due
                                                        11/01/2007                                          1,479,992     1,447,500
                         BB-      Baa3        500,000   World Color Press Inc., 8.375% due
                                                        11/15/2008                                            500,000       485,000
                                                                                                         ------------  ------------
                                                                                                            6,341,041     6,116,875
====================================================================================================================================
Property                 B+       Ba2         350,000   Prison Realty Trust Inc., 12% due 6/01/2006           350,000       353,500
Management--0.8%         NR*      NR*       2,000,000   Rockefeller Center Property Trust,
                                                        11.404% due 12/31/2000 (Convertible) (d)            1,737,215     1,670,000
                                                                                                         ------------  ------------
                                                                                                            2,087,215     2,023,500
====================================================================================================================================
Retail Specialty--2.9%   B        B3        1,000,000   TM Group Holdings, 11% due 5/15/2008                1,000,000       982,500
                         B        B2        4,997,528   US Office, Term B, due 6/09/2006**                  4,514,391     4,385,331
                         B-       Caa1      2,000,000   United Auto Group, Inc., 11% due 7/15/2007          1,974,431     1,800,000
                                                                                                         ------------  ------------
                                                                                                            7,488,822     7,167,831
====================================================================================================================================
Satellite                                               Echostar DBS Corporation:
Telecommunication        B        B2          400,000    9.25% due 2/01/2006                                  400,000       392,000
Distribution             B        B2        1,925,000    9.375% due 2/01/2009                               1,925,000     1,896,125
Systems--1.0%            B-       B3          250,000   Pegasus Communications, 9.75% due
                                                        12/01/2006                                            250,000       248,750
                                                                                                         ------------  ------------
                                                                                                            2,575,000     2,536,875
====================================================================================================================================
Shipping--1.0%           B+       NR*       4,000,000   Equimar Shipholdings Ltd., 9.875% due
                                                        7/01/2007                                           4,000,000     2,560,000
====================================================================================================================================
Textile Mill             B        Caa3      1,400,000   Galey & Lord, Inc., 9.125% due 3/01/2008            1,116,710       728,000
Products--2.6%           B-       Caa1        575,000   Globe Manufacturing Corp., 10% due
                                                        8/01/2008                                             575,000       385,250
                                                        Joan Fabrics Corp.**:
                         NR*      NR*       3,482,323    Term B, due 6/30/2005                              3,478,131     3,473,618
                         NR*      NR*       1,806,952    Term C, due 6/30/2006                              1,804,686     1,802,435
                                                                                                         ------------  ------------
                                                                                                            6,974,527     6,389,303
====================================================================================================================================
Tower Construction       NR*      NR*       4,000,000   American Tower Systems Co., Term, due
& Leasing--2.1%                                         12/16/2006**                                        3,991,007     3,991,668
                                                        Crown Castle International Corporation:
                         B        B3          300,000    9% due 5/15/2011                                     300,000       279,000
                         B        B3          690,000    10.375% due 5/15/2011 (d)                            428,648       382,950
                         NR*      NR*       1,150,000   Spectrasite Holdings Inc., 11.25% due
                                                        4/15/2009 (b)(d)                                      693,368       580,750
                                                                                                         ------------  ------------
                                                                                                            5,413,023     5,234,368
====================================================================================================================================
Transportation           D        Ca        3,000,000  +AmeriTruck Distribution Corp., 12.25%
Services--1.6%                                          due 11/15/2005                                      3,210,000       150,000
                         BB-      NR*       2,250,000   Autopistas del Sol SA, 10.25% due
                                                        8/01/2009 (b)                                       2,293,750     1,462,500
                         B        NR*       3,000,000   MRS Logistica SA, 10.625% due 8/15/2005 (b)         2,972,131     1,935,000
                         D        Caa3      2,000,000  +Trism Inc., 10.75% due 12/15/2000                   2,010,000       510,000
                                                                                                         ------------  ------------
                                                                                                           10,485,881     4,057,500
====================================================================================================================================
Utilities--0.9%          B+       Ba3       2,500,000   AES Corporation, 8.50% due 11/01/2007               2,495,635     2,306,250
====================================================================================================================================
Waste                    BB-      B3        1,000,000   Norcal Waste Systems, 13.50% due 11/15/2005         1,103,750     1,075,000
Management--0.7%         B+       B3          750,000   Safety-Kleen Corporation, 9.25% due
                                                        5/15/2009 (b)                                         750,000       740,625
                                                                                                         ------------  ------------
                                                                                                            1,853,750     1,815,625
====================================================================================================================================
Wired                    B        B3        1,925,000   Caprock Communications, 11.50% due
Telecommunications--                                    5/01/2009 (b)                                       1,897,354     1,925,000
9.4%                     NR*      NR*       2,100,000   E. Spire Communications, 10.52% due
                                                        7/01/2008 (d)                                       1,421,382       842,625
                         B-       Caa1        650,000   Esprit Telecom Group PLC, 10.875% due
                                                        6/15/2008                                             650,000       658,937
                         BB       Ba2       1,500,000   Global Cross, Term B, due 7/02/2007**               1,496,263     1,491,563
                         B        B3          300,000   Hermes Europe Railtel BV, 10.375% due
                                                        1/15/2009                                             300,000       300,750
                         CCC+     B3        4,000,000   IXC Communications Inc., 9% due 4/15/2008           4,160,000     3,910,000
                         B        B2        2,000,000   Intermedia Communications Inc., 8.875%
                                                        due 11/01/2007                                      2,000,000     1,810,000
                         B        B3          750,000   Level 3 Communications Inc., 10.50% due
                                                        12/01/2008 (d)                                        485,418       431,250
                         B        B2          500,000   Metromedia Fiber Network, 10% due
                                                        11/15/2008                                            500,000       495,000
                         B        B3        1,050,000   Metronet Communications, 9.95% due
                                                        6/15/2008 (d)                                         726,726       798,000
                         B        B3          500,000   Netia Holdings II BV, 13.125% due
                                                        6/15/2009 (b)                                         500,000       508,750
                                                        Nextlink Communications Inc.:
                         B        B3        1,500,000    9% due 3/15/2008                                   1,497,269     1,413,750
                         B        B3        3,000,000    9.45% due 4/15/2008 (d)                            2,146,977     1,800,000


                                    10 & 11

                                     Debt Strategies Fund, Inc., August 31, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (concluded)
--------------------------------------------------------------------------------

                          S&P    Moody's       Face                                                                         Value
INDUSTRIES              Rating   Rating       Amount            Corporate Debt Obligations                     Cost       (Note 1b)
====================================================================================================================================
Wired                                                   Primus Telecommunications Group:
Telecommunications       B-       B3     US$  500,000    11.75% due 8/01/2004                            $    517,500    $  487,500
(concluded)              B-       B3          850,000    11.25% due 1/15/2009                                 850,000       811,750
                                                       +Telegroup Inc.:
                         NR*      NR*       1,500,000    8% due 11/01/2004 (d)                              1,339,219       577,500
                         NR*      NR*       1,500,000    8% due 4/15/2005 (Convertible) (b)                 1,500,000           150
                         NR*      NR*       3,333,333   Teligent Inc., Term, due 7/01/2002**                3,315,415     3,187,500
                         NR*      NR*         350,000   Versatel Telecom BV, 11.875% due 7/15/2009            347,468       335,391
                                                        Worldwide Fiber Inc.:
                         B        B3          900,000    12.50% due 12/15/2005                                900,000       918,000
                         B        B3          350,000    12% due 8/01/2009 (b)                                350,000       350,875
                                                                                                         ------------  ------------
                                                                                                           26,900,991    23,054,291
====================================================================================================================================
Wireless                                                Cellular, Inc.**:
Telecommunications--     NR*      NR*         586,527    Term B, due 9/30/2006                                585,258       587,187
12.9%                    NR*      NR*       1,161,440    Term C, due 3/31/2007                              1,158,894     1,162,747
                         NR*      NR*       3,252,033    Term D, due 9/30/2007                              3,244,810     3,257,724
                         B        B3        1,600,000   ClearNet Communications, 10.125% due
                                                        5/01/2009 (d)                                       1,008,928       936,000
                                                        Dolphin Telecom PLC
                         CCC+     Caa1        850,000    11.50% due 6/01/2008                                 558,915       374,000
                         CCC+     Caa1        670,000    14% due 5/15/2009 (b)                                354,399       275,538
                         B        B2        5,000,000   Iridium Operating LLC, Term, due
                                                        12/29/2000**                                        4,935,687     1,487,500
                         B-       B3          950,000   Microcell Telecommunications, 12% due
                                                        6/01/2009 (d)                                         546,224       565,250
                         CCC+     B3        2,475,000   Nextel Partners Inc., 14% due
                                                        2/01/2009 (b)(d)                                    1,361,597     1,485,000
                         NR*      B2        8,071,553   Omnipoint Communications Corp., Term C,
                                                        due 2/17/2006**                                     7,766,032     7,994,203
                         NR*      B2        2,000,000   PTC International Finance BV, 10.269% due
                                                        7/01/2007 (d)                                       1,521,092     1,360,000
                         NR*      NR*       3,835,714   PowerTel PCS, Term B, due 2/26/2003**               3,825,589     3,808,147
                         NR*      B2        5,000,000   TeleCorp PCS, Term B, due 1/15/2008**               4,990,806     4,956,250
                         CCC+     Caa1      2,000,000   Telesystem International Wireless Inc.,
                                                        11.929% due 6/30/2007 (d)                           1,472,655       980,000
                         NR*      NR*       2,500,000   VoiceStream PCS Holdings Corp., Term B,
                                                        due 6/30/2007**                                     2,495,468     2,492,708
                                                                                                         ------------  ------------
                                                                                                           35,826,354    31,722,254
====================================================================================================================================
                                                        Total Investments in Corporate Debt
                                                        Obligations--136.4%                               372,093,522   335,763,586
====================================================================================================================================
                                               Shares
                                                Held              Preferred Stocks & Warrants
====================================================================================================================================
Broadcast--Radio &                                 50   Paxson Communications (c)                             488,117       476,352
Television--0.3%                                   24   Paxson Communications (Convertible) (b)(c)            192,862       255,780
                                                  704   Paxson Communications (Warrants) (a)(b)                     0         2,816
                                                                                                         ------------  ------------
                                                                                                              680,979       734,948
====================================================================================================================================
Cable Television                                  500   Park 'N View (Warrants) (a)                            31,000           500
Services--0.0%
====================================================================================================================================
High Technology--                             318,830   WGL Holdings (Warrants) (a)(e)                        318,830       159,415
0.1%
====================================================================================================================================
Wired                                           3,500   Metronet Communications (Warrants) (a)(b)              35,875       366,046
Telecommunications--                            2,000   Unifi Communications (Warrants) (a)(b)                113,180            20
0.1%                                                                                                     ------------  ------------
                                                                                                              149,055       366,066
====================================================================================================================================
Wireless                                        2,000   Dobson Communications (c)                           1,925,000     1,920,000
Telecommunications--
0.8%
====================================================================================================================================
                                                        Total Investments in Preferred Stocks &
                                                        Warrants--1.3%                                      3,104,864     3,180,929
====================================================================================================================================
                                               Face
                                              Amount            Short-Term Securities
====================================================================================================================================
Commercial                               US$  283,000   General Motors Acceptance Corp., 5.56%
Paper***--0.1%                                          due 9/01/1999                                         283,000       283,000
====================================================================================================================================
                                                        Total Investments in Short-Term
                                                        Securities--0.1%                                      283,000       283,000
====================================================================================================================================
                                                        Total Investments--137.8%                        $375,481,386   339,227,515
                                                                                                         ============
                                                        Unrealized Appreciation on Forward Foreign
                                                        Exchange Contracts--Net****--0.0%                                    31,220
                                                        Liabilities in Excess of Other
                                                        Assets--(37.8%)                                                 (93,009,570)
                                                                                                                       ------------
                                                        Net Assets--100.0%                                             $246,249,165
                                                                                                                       ============
====================================================================================================================================

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Represents a pay-in-kind security which may pay interest in additional face.

(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(e) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $159,000, representing 0.1% of net assets.

      --------------------------------------------------------------------------
                                  Acquisition                        Value
      Issue                          Date            Cost          (Note 1a)
      --------------------------------------------------------------------------

      WGL Holdings (Warrants)      9/03/1997      $318,830        $159,415
      --------------------------------------------------------------------------
      Total                                       $318,830        $159,415
                                                  ========        ========
      --------------------------------------------------------------------------

(f)   Floating rate note.

(g) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

+     Non-income producing security.

*     Not Rated.

** Floating or Variable Rate Corporate Debt -- The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 57.1% of the Fund's net assets.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

****  Forward foreign exchange contracts as of August 31, 1999 were as follows:

      --------------------------------------------------------------------------
      Foreign                     Expiration                  Unrealized
      Currency Purchased             Date               Appreciation (Note 1c)
      --------------------------------------------------------------------------
      (euro)     323,648         September 1999                $ 3,995
      --------------------------------------------------------------------------
      Total (US$ Commitment--$338,063)
      --------------------------------------------------------------------------
      Foreign
      Currency Sold
      --------------------------------------------------------------------------
      (euro)   1,361,431         September 1999                 27,225
      --------------------------------------------------------------------------
      Total (US$ Commitment--$1,465,462)
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts--Net                  $31,220
                                                               =======
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


                                    12 & 13

                                     Debt Strategies Fund, Inc., August 31, 1999
--------------------------------------------------------------------------------
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
--------------------------------------------------------------------------------

               As of August 31, 1999
=================================================================================================
Assets:        Investments, at value (identified
               cost--$375,481,386) (Note 1b) ....................                   $ 339,227,515
               Unrealized appreciation on forward
               foreign exchange contracts (Note 1c) .............                          31,220
               Receivables:
                 Interest .......................................   $   6,267,420
                 Securities sold ................................         908,646       7,176,066
                                                                    -------------
               Deferred facility fees ...........................                             126
               Deferred organization expenses (Note 1g) .........                          18,750
               Prepaid expenses .................................                         155,374
                                                                                    -------------
               Total assets .....................................                     346,609,051
                                                                                    -------------
=================================================================================================
Liabilities:   Loans (Note 6) ...................................                      96,000,000
               Payables:
                 Custodian bank (Note 1i) .......................       3,282,581
                 Interest on loans (Note 6) .....................         433,482
                 Dividends to shareholders (Note 1h) ............         189,564
                 Investment adviser (Note 2) ....................         172,140
                 Commitment fees ................................           4,883       4,082,650
                                                                    -------------
               Deferred income (Note 1f) ........................                          65,615
               Accrued expenses and other liabilities ...........                         211,621
                                                                                    -------------
               Total liabilities ................................                     100,359,886
                                                                                    -------------
=================================================================================================
Net Assets:    Net assets .......................................                   $ 246,249,165
                                                                                    =============
=================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000
               shares authorized ................................                   $   3,142,523
               Paid-in capital in excess of par .................                     310,639,558
               Undistributed investment income--net .............                       1,971,057
               Accumulated realized capital losses on investments
               and foreign currency transactions--net (Note 7) ..                     (33,324,566)
               Unrealized depreciation on investments and foreign
               currency transactions--net .......................                     (36,179,407)
                                                                                    -------------
               Total--Equivalent to $7.84 per share based on
               31,425,226 shares of capital stock outstanding
               (market price--$7.125) ...........................                   $ 246,249,165
                                                                                    =============
=================================================================================================

               See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                    For the Six Months Ended August 31, 1999
=======================================================================================================
Investment Income   Interest and discount earned .......................                   $ 17,425,008
(Note 1f):          Facility and other fees ............................                        185,676
                    Dividends ..........................................                         36,997
                                                                                           ------------
                    Total income .......................................                     17,647,681
                                                                                           ------------
=======================================================================================================
Expenses:           Loan interest expense (Note 6) .....................   $  2,771,124
                    Investment advisory fees (Note 2) ..................      1,078,306
                    Borrowing costs (Note 6) ...........................        164,765
                    Professional fees ..................................        105,090
                    Accounting services (Note 2) .......................         51,830
                    Printing and shareholder reports ...................         26,799
                    Listing fees .......................................         25,322
                    Custodian fees .....................................         20,294
                    Organization expenses (Note 1g) ....................         20,036
                    Transfer agent fees (Note 2) .......................         14,311
                    Directors' fees and expenses .......................         13,961
                    Pricing services ...................................          7,319
                    Other ..............................................         24,395
                                                                           ------------
                    Total expenses .....................................                      4,323,552
                                                                                           ------------
                    Investment income--net .............................                     13,324,129
                                                                                           ------------
=======================================================================================================
Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net .................................    (17,356,001)
(Loss) On             Foreign currency transactions--net ...............        130,109     (17,225,892)
Investments &                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net .................................      5,730,180
(Notes 1c, 1d, 1f     Foreign currency transactions--net ...............        (74,653)      5,655,527
& 3):                                                                      ------------    ------------
                    Net Increase in Net Assets Resulting from Operations                   $  1,753,764
                                                                                           ============
=======================================================================================================

                    See Notes to Financial Statements.


                                    14 & 15

                                     Debt Strategies Fund, Inc., August 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Six        For the
                                                                                                    Months Ended     Year Ended
                                                                                                     August 31,      February 28,
                 Increase (Decrease) in Net Assets:                                                    1999              1999
====================================================================================================================================
Operations:      Investment income--net ........................................................    $ 13,324,129     $ 28,979,361
                 Realized loss on investments and foreign currency transactions--net ...........     (17,225,892)     (14,808,405)
                 Change in unrealized appreciation/depreciation on investments and foreign
                 currency transactions--net ....................................................       5,655,527      (46,022,747)
                                                                                                    ------------     ------------
                 Net increase (decrease) in net assets resulting from operations ...............       1,753,764      (31,851,791)
                                                                                                    ------------     ------------
====================================================================================================================================
Dividends to     Investment income--net ........................................................     (13,283,914)     (29,289,396)
Shareholders                                                                                        ------------     ------------
(Note 1h):       Net decrease in net assets resulting from dividends to shareholders ...........     (13,283,914)     (29,289,396)
                                                                                                    ------------     ------------
====================================================================================================================================
Capital Share    Value of shares issued in reinvestment of dividends ...........................              --        1,185,810
Transactions                                                                                        ------------     ------------
(Note 4):
====================================================================================================================================
Net Assets:      Total decrease in net assets ..................................................     (11,530,150)     (59,955,377)
                 Beginning of period ...........................................................     257,779,315      317,734,692
                                                                                                    ------------     ------------
                 End of period* ................................................................    $246,249,165     $257,779,315
                                                                                                    ============     ============
====================================================================================================================================
               * Undistributed investment income--net ..........................................    $  1,971,057     $  1,930,842
                                                                                                    ============     ============
====================================================================================================================================

See Notes to Financial Statements.


STATEMENT OF CASH FLOWS

                         For the Six Months Ended August 31, 1999
====================================================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ....................................    $  1,753,764
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables ...............................................................        (379,912)
                           Decrease in other assets ..............................................................          33,280
                           Increase in other liabilities .........................................................       3,030,732
                           Realized and unrealized loss on investments and foreign currency transactions--net ....      11,570,365
                           Amortization of discount ..............................................................      (1,207,470)
                                                                                                                      ------------
                         Net cash provided by operating activities ...............................................      14,800,759
                                                                                                                      ------------
====================================================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ............................................     111,679,681
Investing Activities:    Purchases of long-term investments ......................................................     (97,884,797)
                         Purchases of short-term investments .....................................................     (69,203,240)
                         Proceeds from sales and maturities of short-term investments ............................      69,750,000
                                                                                                                      ------------
                         Net cash provided by investing activities ...............................................      14,341,644
                                                                                                                      ------------
====================================================================================================================================
Cash Used for            Cash receipts from borrowings ...........................................................      79,000,000
Financing Activities:    Cash payments from borrowings ...........................................................     (95,000,000)
                         Dividends paid to shareholders ..........................................................     (13,289,179)
                                                                                                                      ------------
                         Net cash used for financing activities ..................................................     (29,289,179)
                                                                                                                      ------------
====================================================================================================================================
Cash:                    Net decrease in cash ....................................................................        (146,776)
                         Cash at beginning of period .............................................................         146,776
                                                                                                                      ------------
                         Cash at end of period ...................................................................    $          0
                                                                                                                      ============
====================================================================================================================================
Cash Flow                Cash paid for interest ..................................................................    $  3,162,661
Information:                                                                                                          ============
====================================================================================================================================

See Notes to Financial Statements.


                                    16 & 17

                                     Debt Strategies Fund, Inc., August 31, 1999

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived        For the Six       For the     For the Period
                      from information provided in the financial statements.           Months Ended    Year Ended     May 30, 1997+
                                                                                        August 31,     February 28,  to February 28,
                      Increase (Decrease) in Net Asset Value:                             1999++          1999            1998
====================================================================================================================================
Per Share             Net asset value, beginning of period .........................   $    8.20        $   10.15      $   10.00
Operating                                                                              ---------        ---------      ---------
Performance:          Investment income--net .......................................         .42              .91            .71
                      Realized and unrealized gain (loss) on investments and
                      foreign  currency transactions--net ..........................        (.36)           (1.93)           .09
                                                                                       ---------        ---------      ---------
                      Total from investment operations .............................         .06            (1.02)           .80
                                                                                       ---------        ---------      ---------
                      Less dividends from investment income--net ...................        (.42)            (.93)          (.63)
                                                                                       ---------        ---------      ---------
                      Capital charge resulting from the issuance of Common Stock ...          --               --           (.02)
                                                                                       ---------        ---------      ---------
                      Net asset value, end of period ...............................   $    7.84        $    8.20      $   10.15
                                                                                       =========        =========      =========
                      Market price per share, end of period ........................   $   7.125        $   7.625      $ 10.5625
                                                                                       =========        =========      =========
====================================================================================================================================
Total Investment      Based on market price per share ..............................      (1.28%)+++      (19.90%)        12.38%+++
Return:**                                                                              =========        =========      =========
                      Based on net asset value per share ...........................       1.01%+++       (10.36%)         7.99%+++
                                                                                       =========        =========      =========
====================================================================================================================================
Ratios to Average     Expenses, net of reimbursement and excluding interest expense        1.20%*           1.09%           .61%*
Net Assets:                                                                            =========        =========      =========
                      Expenses, net of reimbursement ...............................       3.33%*           3.48%          2.28%*
                                                                                       =========        =========      =========
                      Expenses .....................................................       3.33%*           3.48%          2.56%*
                                                                                       =========        =========      =========
                      Investment income--net .......................................      10.32%*          10.03%          9.64%*
                                                                                       =========        =========      =========
====================================================================================================================================
Leverage:             Amount of borrowings, end of period (in thousands) ...........   $  96,000        $ 112,000      $ 142,600
                                                                                       =========        =========      =========
                      Average amount of borrowings outstanding during the period
                      (in thousands) ...............................................   $ 100,418        $ 120,528      $  85,903
                                                                                       =========        =========      =========
                      Average amount of borrowings outstanding per share during
                      the period ...................................................   $    3.20        $    3.84      $    2.79
                                                                                       =========        =========      =========
====================================================================================================================================
Supplemental          Net assets, end of period (in thousands) .....................   $ 246,249        $ 257,779      $ 317,735
Data:                                                                                  =========        =========      =========
                      Portfolio turnover ...........................................      27.21%           61.30%         43.79%
                                                                                       =========        =========      =========
====================================================================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Aggregate total investment return.

      See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBS.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan were valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a


                                    18 & 19

                                     Debt Strategies Fund, Inc., August 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options -- The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan. Facility fees are accreted into income over the term of the related loan.

(g) Organization expenses -- In accordance with Statement of Position 98-5, unamortized organization expenses of $20,036 were expensed during the six months ended August 31, 1999. The remaining unamortized organization expenses will be expensed by February 29, 2000. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(h) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from a failed trade that settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $209 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1999 were $95,859,797 and $111,590,499, respectively.

Net realized gains (losses) for the six months ended August 31, 1999 and net unrealized gains (losses) as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ......................     $(17,356,001)     $(36,253,871)
Forward foreign exchange contracts .........               --            31,220
Foreign currency transactions ..............          130,109           (20,840)
Unfunded corporate loans ...................               --            64,084
                                                 ------------      ------------
Total ......................................     $(17,225,892)     $(36,179,407)
                                                 ============      ============
--------------------------------------------------------------------------------

As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $36,253,871, of which $2,860,034 related to appreciated securities and $39,113,905 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $375,481,386.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 1999 remained constant and during the year ended February 28, 1999 increased by 122,228 as a result of dividend reinvestment.

5. Unfunded Corporate Loans:

As of August 31, 1999, the Fund had unfunded loan commitments of $109,227, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                    Unfunded
                                                                   Commitment
Borrower                                                         (in thousands)
--------------------------------------------------------------------------------
Breed Technologies Inc. .....................................         $109
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On August 3, 1999, the Fund extended its one-year credit agreement with The Bank of New York, Fleet National Bank and certain other institutions party thereto. The agreement is a $160,000,000 credit facility bearing interest at the Prime rate, Federal Funds rate plus .55% and /or Eurodollar rate plus .55%. For the six months ended August 31, 1999, the average amount borrowed by the Fund was approximately $100,418,000 and the daily weighted average interest rate was 5.47%. For the six months ended August 31, 1999, facility and commitment fees were approximately $165,000.

7. Capital Loss Carryforward:

At February 28, 1999, the Fund had a net capital loss carryforward of approximately $12,330,000, of which $263,000 expires in 2006 and $12,067,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On September 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070418 per share, payable on September 30, 1999 to shareholders of record as of September 22, 1999.


                                    20 & 21

                                     Debt Strategies Fund, Inc., August 31, 1999

PORTFOLIO PROFILE

As of August 31, 1999

                                                                     Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa ...............................................................     2.0%
BB/Ba .................................................................    19.6
B/B ...................................................................    55.7
CCC/Caa or lower ......................................................     4.3
NR (Not Rated) ........................................................    18.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Breakdown of Investments by Country                                  Investments
--------------------------------------------------------------------------------
United States .........................................................    91.0%
Canada ................................................................     4.4
United Kingdom ........................................................     1.5
Poland ................................................................     1.0
Brazil ................................................................     0.8
Argentina .............................................................     0.6
Australia .............................................................     0.4
Germany ...............................................................     0.1
Netherlands ...........................................................     0.1
Belgium ...............................................................     0.1
--------------------------------------------------------------------------------

                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Wireless Communications ...............................................     9.7%
Wired Telecommunications ..............................................     6.8
Metals & Mining .......................................................     5.6
Food & Kindred Products ...............................................     5.0
Energy ................................................................     4.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Starwood Hotels and Resorts Worldwide, Inc. ...........................     2.9%
Omnipoint Communications Corp. ........................................     2.3
Huntsman Corp. ........................................................     1.6
Joan Fabrics Corp. ....................................................     1.5
Cellular, Inc. ........................................................     1.4
Lyondell Petrochemical Co. ............................................     1.4
UCAR Global Enterprises ...............................................     1.4
Specialty Foods, Inc. .................................................     1.4
TeleCorp PCS ..........................................................     1.4
Dal-Tile International Inc. ...........................................     1.4
--------------------------------------------------------------------------------


YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


                                    22 & 23

Officers and Directors

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and
  Treasurer
Patrick D. Sweeney, Secretary


Custodian

The Bank of New York
110 Washington Street
New York, NY 10286


Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

DBS


This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Debt Strategies
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBT01--8/99

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